SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )

                                                        ----
          Filed by the Registrant                      /  X  /
                                                        ----
                                                        ----
          Filed by a party other than the Registrant   /    /
                                                        ----

Check the appropriate box:
 ----
/           /       Preliminary Proxy Statement
 ----
 ----
/    /         Confidential, for Use of the Commission Only (as
 ----          permitted by Rule 14a-6(e) (2))
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/    X      /       Definitive Proxy Statement
 ----
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/    /         Definitive Additional Materials
 ----
 ----
/    /         Soliciting Material Pursuant to Sec. 240.14a-
 ----          11(c)or Sec. 240.14a-12

                       PUTNAM NEW OPPORTUNITIES FUND
             (Name of Registrant as Specified In Its Charter)

          (Name of Person(s) Filing Proxy Statement if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):
 ----
/  X  /        No fee required
 ----
 ----
/    /         Fee computed on table below per Exchange Act
 ----          Rule 14a-6(i)(1) and 0-11

               (1)  Title of each class of securities to which

               transaction applies:

               (2)  Aggregate number of securities to which
               transaction applies:


               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               (4)  Proposed maximum aggregate value of
               transaction:

               (5)  Total fee paid:
 ----
/    /    Fee paid previously with preliminary materials.
 ----
 ----
/    /    Check box if any part of the fee is offset as provided
---- by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM NEW OPPORTUNITIES FUND

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
recommendations on pages    5     and    6    .

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . 1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . 2

Trustees' Recommendations. . . . . . . . . . . . . . . . .
 .   5


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

   A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.   Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

3. Approving amendments to certain of your fund's fundamental investment restrictions; and

4. Approving the elimination of certain of your fund's fundamental investment restrictions.

Although we would like very much to have each shareholder attend


   his or her     fund's meeting, we realize this is not
possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                              Sincerely yours,

                              (signature of George Putnam)
                              George Putnam, Chairman

PUTNAM NEW OPPORTUNITIES FUND
Notice of a Meeting of Shareholders


This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam New Opportunities Fund:

A Meeting of Shareholders of your fund will be held on February 6, 1997 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.   Electing Trustees.  See page    7    .

2.   Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year.  See page
        25    .

3.A. Approving an amendment to the fund's fundamental investment restriction with respect to diversification.  See page
        26    .

3.B. Approving an amendment to the fund's fundamental investment restriction with respect to investments in the voting
     securities of a single issuer.  See page    28    .

3.C. Approving an amendment to the fund's fundamental investment restriction with respect to making loans.  See page
        29    .

3.D. Approving an amendment to the fund's fundamental investment restriction with respect to investments in commodities.  See
     page    31    .

3.E. Approving an amendment to the fund's fundamental investment restriction with respect to senior securities.  See page
        32    .

4.A. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management owns securities. See page
        33    .

4.B. Approving the elimination of the fund's fundamental
     investment restriction with respect to margin transactions.
     See page    34    .

4.C. Approving the elimination of the fund's fundamental
     investment restriction with respect to short sales.  See
     page    35    .

4.D. Approving the elimination of the fund's fundamental
     investment restriction with respect to pledging assets.  See
     page    36    .

4.E. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in
     restricted securities.  See page    37    .

4.F. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in
     certain oil, gas and mineral interests.  See page    39    .

4.G. Approving the elimination of the fund's fundamental
     investment restriction with respect to investing to gain
     control of a company's management.  See page    40    .

5. Transacting other business as may properly come before the meeting.



By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                       W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.


        November    18    , 1996

Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam New Opportunities Fund for use at the Meeting of Shareholders of the fund to be held on February 6, 1997, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.   For the election of all nominees;

2. For selecting Coopers & Lybrand L.L.P. as the independent auditors of your fund;

3.A. For amending the fund's fundamental investment restriction with respect to diversification;

3.B. For amending the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer;

3.C. For amending the fund's fundamental investment restriction with respect to making loans;

3.D. For amending the fund's fundamental investment restriction with respect to investments in commodities;

3.E. For amending the fund's fundamental investment restriction with respect to senior securities;

4.A. For eliminating the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment
     Management owns securities;

4.B. For eliminating the fund's fundamental investment restriction with respect to margin transactions;

4.C. For eliminating the fund's fundamental investment restriction with respect to short sales;

4.D. For eliminating the fund's fundamental investment restriction with respect to pledging assets;

4.E. For eliminating the fund's fundamental investment restriction with respect to investments in restricted securities;

4.F. For eliminating the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests; and

4.G. For eliminating the fund's fundamental investment restriction with respect to investing to gain control of a company's management.

Who is eligible to vote?

Shareholders of record at the close of business on
November 8, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting.  The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders
of record on or about         November    18    , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

1.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 53, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin
[Insert Picture]

Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.

John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Director of Safety 1st, Inc., a company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-Price, Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and Mattel, Inc., a major toy manufacturer. Mr. Jackson is a graduate of Michigan State University Business School.


Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 54, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 70, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


George Putnam, III*
[Insert Picture]

Mr. Putnam, age 45, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


Eli Shapiro
[Insert Picture]

Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held
different positions with those employers.          Except for
Dr. Shapiro and Mr. Jackson, all the nominees were elected by the
shareholders in    July     1994.  Dr. Shapiro and Mr. Jackson
were elected by the other Trustees in April 1995 and May 1996,
respectively.          As indicated above, Dr. Shapiro also
previously served as a Trustee of the Putnam funds from 1984 to 1989. The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may
   recommend that the shareholders     fix the number of Trustees
at less than 14 for your fund.

What are the Trustees' responsibilities?
Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?
The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over    $48     million.
The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.
   Share Ownership by Trustees







Trustees
Year first
 elected as
Trustee of the
Putnam funds

Number of
shares of the
fund owned as of
   9/30/96(1)
Number of
shares of all
Putnam funds
owned as of
   9/30/96(2)


Jameson A. Baxter
1994

   445
35,991


Hans H. Estin
1972

   821
27,467


John A. Hill
1985

   3,955
127,131


Ronald J. Jackson
1996

   646
66,402


Elizabeth T. Kennan
1992

   312
29,939


Lawrence J. Lasser
1992

   17,221(3)
444,265


Robert E. Patterson
1984

   778(4)
59,066


Donald S. Perkins
1982

   2,154
164,173


William F. Pounds
1971

   6,647
350,849


George Putnam
1957

   15,776
1,529,688


George Putnam, III
1984

   1,412
289,044


Eli Shapiro
1995
   (5
)
916
88,717


A.J.C. Smith
1986

   478
46,915


W. Nicholas Thorndike
1992

   101
80,855









   (1)         Except as noted below,    each     Trustee has
sole investment power and
               sole voting power with respect to his or her shares of the fund.

   (2) These holdings do not include shares of Putnam money market funds.

   (3) Mr. Lasser has sole investment power and shared voting power with respect to 1,599 of the shares, which are held for his individual account in the Putnam Investments, Inc. Profit Sharing Retirement Plan, and has no present economic interest with respect to 8,656 of the shares.

(4) Mr. Patterson has shared investment power and shared voting power with respect to 546 of these shares of which he has no present economic interest.

(5) Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

     As of    September 30,     1996       , the Trustees and
     officers of the fund owned a total of    79,759     shares
     of the fund, comprising less than 1% of its outstanding
     shares on that date.          A total of    21,012     of
     these shares are held by certain "interested" Trustees and officers of your fund and Putnam Management in their Putnam Investments, Inc. Profit Sharing Retirement Plan accounts. Each individual accountholder has sole investment power and shared voting power with respect to his/her account.



What are some of the ways in which the Trustees represent shareholder interests?
The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

     - by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

     - by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

     -    by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;

     - by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

     - by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

     - by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?
The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?
   Each     Trustee    receives     a fee for his or her
services.  Each Trustee also receives fees for serving as Trustee
of         other Putnam funds.  The Trustees periodically review
their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees
paid to trustees of other mutual fund complexes.  The    Trustees
meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the estimated
fees to be     paid to each Trustee by    the fund for fiscal
1996 and the fees paid to each Trustee     by all of the Putnam
funds    during calendar year 1995:

Compensation    Table









Trustees


Aggregate
compensation
from the fund (1)
Pension or
retirement
benefits accrued
as part of
fund expenses (2)
Estimated annual
benefits from all
Putnam funds upon
retirement(3)

Total

compensation
from all
        Putnam
funds
   (4)       </R
>


Jameson A.

   Baxter/1994(5)
$5,921

   $0
                                           $71,676

                    $150,854





      Hans H.    Estin/1972

                            5,873

   0
                                            70,043

                     150,854





    John A.    Hill/1985(5)

                            5,782

   0
                                            70,043

                     149,854





Ronald J.    Jackson/1996(6)

                              614

   0
                                              N/A

                        N/A





Elizabeth T.    Kennan/1992

                            5,873

   0
                                            69,709

                     148,854





 Lawrence J.    Lasser/1992

                            5,787

   0
                                            70,043

                     150,854





Robert E.    Patterson/1984

                            6,442

   0
                                            71,043

                     152,854





  Donald S.    Perkins/1982

                            5,824

   0
                                            69,376

                     150,854





  William F.    Pounds/1971

                            6,834
   (7)
0
                                            70,543

                     149,854





      George    Putnam/1957

                            5,873

   0
                                            70,043

                     150,854





 George Putnam,    III/1984

                            5,873

   0
                                            70,043

                     150,854





     Eli    Shapiro/1995(8)

                            6,513

   0
                                            47,686

                      95,372





       A.J.C.    Smith/1986

                            5,787

   0
                                            68,252

                     149,854





W. Nicholas    Thorndike/1992

                            6,390

   0
     71,043

                     152,854










   (1) Reflects estimated amounts to be paid for the current fiscal year. Includes annual retainer and an attendance fee for each meeting attended.


(2)  The Trustees approved a Retirement Plan for Trustees of the
Putnam fund on October 1, 1996.  Prior to that
     date, voluntary retirement benefits were paid to certain retired Trustees, and no such benefits were accrued as part of fund expenses.


(3) Assumes that each Trustee retires after at least five years of service.
     Estimated benefits for each are based on amounts paid to such Trustee for the three most recent calendar years (or, for Trustees who have not served as
     Trustees for the three most recent calendar years, the average amount paid to each Trustee for such
years).


  (4) As of December 31, 1995, there were 99 funds in the Putnam family.


(5)  Includes compensation deferred pursuant to a Trustee
Compensation Deferral
     Plan. The total amount of deferred compensation payable by the fund to Mr.
     Hill, Ms. Baxter and Mr. Jackson as of June 30, 1996, was
$6,628, $4,287 and
     $616, respectively. The total amount of deferred compensation payable by the
     Putnam funds to Mr. Hill as of December 31, 1995 was
$51,141.  Information on
            deferred compensation includes income earned on such amounts.


     (6)  Elected as a Trustee in May 1996.


     (7)            Includes additional compensation for
   serivice     as
                                       Vice Chairman of the
Putnam funds.


        (8)         Elected as a Trustee in April 1995.




            Under a     Retirement    Plan     for Trustees of
the Putnam
            funds   (the "Plan"), each     Trustee who retires
   with at
        least five years of service as a Trustee of the funds is
entitled
         to receive an annual retirement benefit     equal to
one-half of
          the    average annual compensation paid to such Trustee
for the
        last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such
           Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of
service.


           The Plan administrator (a committee comprised of Trustees that are not "interest persons" of the fund, as defined in the
          Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a
         Trustee at the time of such termination or amendment, or
(ii) to
          which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.


            For additional information about your fund, including
further
         information about its Trustees and officers, please see
"Further
                         Information About Your Fund," on page
   45    .


                                                       Putnam
Investments


            Putnam Investment Management, Inc. and its affiliates, Putnam
          Mutual Funds, the principal underwriter for shares of your fund and Putnam Fiduciary Trust Company, your fund's investor
                servicing agent and custodian, are wholly owned by Putnam
         Investments, Inc., One Post Office Square, Boston,
Massachusetts
         02109, a holding company that is in turn wholly owned by Marsh &
            McLennan Companies, Inc., which has executive offices at 1166
               Avenue of the Americas, New York, New York 10036.
Marsh &
              McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.


                                   2.  SELECTION OF INDEPENDENT
AUDITORS


                Coopers & Lybrand L.L.P., One Post Office Square,
Boston,
         Massachusetts, independent accountants, has been selected by the
       Trustees as the auditor of your fund for the current fiscal year.
          Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these
services.


         A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make
                      statements and to respond to appropriate questions.




                                                      PROPOSALS 3
AND 4


                As described in the following proposals, the Trustees are
            recommending that shareholders approve a number of changes to your
                fund's fundamental investment restrictions, including the
            elimination of certain of these restrictions. The purpose of these changes is to standardize the investment restrictions of all of the Putnam funds,
including your
                                                  fund where
appropriate,
                   and in certain cases to increase the fund's investment
         flexibility. By having standard investment restrictions for all
              Putnam funds, Putnam Management will be able to more easily monitor each fund's compliance with its investment policies.
           Many of these changes will have little practical effect on the way the fund is managed given the fund's current investment objective and

policies.





Several
                        of the proposals request that certain
fundamental
                                    restrictions be
   eliminated    .


                                                        These
fundamental
                restrictions were originally adopted to comply
with state
         securities law requirements, but are no longer
applicable to the
        fund due to recently enacted federal legislation that
effectively
        eliminated the ability of states to impose investment
limitations
          on    registered     investment companies like the
fund.     In
               light of this development, Putnam Management
believes that
                      these restrictions are    unnecessary and
should be

eliminated.


          The adoption of any of these proposals is not contingent on the adoption of any other
proposal.




         3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
                                               RESPECT TO
DIVERSIFICATION


                The Trustees are recommending that the fund's
fundamental
        investment restriction with respect to the
diversification of its
               investments be revised to reflect the standard
restriction
          expected to be used by other Putnam funds and to grant
the fund
           the maximum investment flexibility permitted by the
Investment
          Company Act of 1940, as amended    (the     "1940
Act").  Under
        the 1940 Act, the fund, as a diversified fund, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer
(except U.S.
           government securities). The remaining 25% of the fund's total assets is not subject to this
restriction.


           The fund's current restriction is more restrictive, and states that the fund
may not:


                "Invest in securities of any issuer if,
immediately after
                 such investment, more than 5% of the total assets of the
                   fund (taken at current value) would be
invested in the
                 securities of such issuer; provided that this limitation
                 does not apply to obligations issued or
guaranteed as to
                     interest and principal by the U.S.
government or its
                                          agencies or
instrumentalities."


           The proposed amended fundamental investment restriction is set forth
below.


                                                 "The fund may
not ...


                   With respect to 75% of its total assets, invest in the
                      securities of any issuer if, immediately after such



investment,
                                  more than 5% of the total
assets of the
                   fund (taken at current value) would be
invested in the
                            securities of such issuer; provided
that this
                       limitation does not apply to obligations issued or
                                             guaranteed as to
interest or
                                                    principal by
the U.S.
                        government or its agencies or
instrumentalities."


             If the proposed change is approved, the fund will be
able to
        invest         up to 25% of its total assets in the
securities of
               any one issuer. The amended restriction would continue to
                exclude from its limitations U.S. government securities.
                 Following the amendment, the fund would continue to be a
             diversified investment company for purposes of the 1940 Act.


          Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.
However,
          during times when Putnam Management invests a higher percentage of the fund's assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.


                   Required Vote. Approval of this proposal requires the

affirmative vote

    of
                                   the lesser of (1) more than
50% of the
         outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or
by proxy.




         3.B. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
              RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF
A SINGLE

ISSUER


                The Trustees are recommending that the fund's fundamental
         investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the 1940
         Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer.
                 The fund's current investment restriction, which is more
             restrictive than the 1940 Act, states that the fund may not:


                   "Acquire more than 10% of the voting
securities of any

issuer."


           The proposed amended fundamental investment restriction is set forth
below.


                                                    "The fund may
not ...


                    With respect to 75% of its total assets, acquire more
                     than 10% of the outstanding voting
securities of any

issuer."


         Putnam Management believes that limiting this restriction to 75%
            of the fund's total assets will enhance the fund's investment flexibility. Putnam Management has advised the Trustees that the current restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam
               Management believes would best serve the fund's investment objective.


          The amendment enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's total
assets.

    To
                           the extent the fund individually or
with other
        funds and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam
Management
               believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held. In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small
equity market
         capitalizations (e.g., under $1 billion). Such companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Under such circumstances, it may also be more
             difficult to determine the fair value of such securities for purposes of computing the fund's net
asset value.


                   Required vote. Approval of this proposal requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or
by proxy.


         3.C. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
                                                  RESPECT TO
MAKING LOANS


                The Trustees are recommending that the fund's fundamental
        investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other
          Putnam funds. The current restriction states that the fund may not:


             "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, or by entering into repurchase agreements with respect to
                  not more than 25% of its total assets (taken at current

value)."


           The proposed amended fundamental investment restriction is set forth
below.




                                                    "The fund may
not ...


                    Make loans, except by purchase of debt
obligations in
                            which the fund may invest consistent
with its
                                                 investment
policies, by
                                                 entering into
repurchase

agreements,
                                   or by lending its portfolio
securities

    ."




               Following the amendment, the fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit.
Putnam
            Management believes that the increased investment flexibility could assist the fund in achieving its investment objective.


           When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period
(usually not
          more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest.
         When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These
              transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's
estate.


                   Required vote. Approval of this proposal requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or
by proxy.




         3.D. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
                                    RESPECT TO INVESTMENTS IN
COMMODITIES


                The Trustees are recommending that the fund's fundamental
        investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that the fund
may not:


             "Purchase or sell commodities or commodity contracts, except that the fund may write and purchase financial futures
                                          contracts and related
options."


        The proposed amended fundamental    investment
restriction is
                                                         set
forth below.


     "The fund may not ...


                     Purchase or sell commodities or commodity contracts,
                     except that the fund may purchase and sell financial
                         futures contracts and options and may
enter into
                           foreign exchange contracts and other
financial
                        transactions not involving physical
commodities."


         Under the revised restriction, the fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other financial transactions to the extent consistent with its investment objective and policies. Although the fund may already engage in many of these activities, Putnam
Management
           believes that the revised language more clearly sets forth the fund's policy. The addition of financial transactions not
              involving physical commodities is intended to give the fund maximum flexibility to invest in a variety of financial
        instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.


                   Required vote. Approval of this proposal requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by
proxy.


         3.E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
                                             RESPECT TO SENIOR
SECURITIES


                The Trustees are recommending that the fund's fundamental
            investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction
                  expected to be used by other Putnam funds. The current
                                restriction states that the fund
may not:


             "Issue any class of securities which is senior to the fund's shares of beneficial
interest."


           The proposed amended fundamental investment restriction is set forth below:


                                                 "The fund may
not . . .


                     Issue any class of securities which is
senior to the
               fund's shares of beneficial interest, except for permitted borrowings."


          Although Putnam Management believes that the fund may currently borrow money to the maximum extent permitted by its existing policies (up to 10% of its total assets) without violating its current restriction, it believes that amending the restriction will avoid any possible
ambiguity.


                   Required vote. Approval of this proposal requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by
proxy.


           4.A. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                  WITH RESPECT TO INVESTMENTS IN SECURITIES OF
ISSUERS IN
             WHICH MANAGEMENT OF THE FUND OR PUTNAM INVESTMENT
MANAGEMENT
                                                          OWNS
SECURITIES


         The Trustees are recommending eliminating the fund's
fundamental
         investment restriction which prevents the fund from
investing in
             the securities of issuers in which management of the
fund or
          Putnam Management owns a certain percentage of
securities    .
                        The     restriction states that the fund
may not:


              "Invest in securities of any issuer if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more
                     than 0.5% of the shares or securities of that issuer
                                              together own more
than 5%."


              The fund originally adopted this restriction to
comply with
            certain state securities law requirements which are
no longer
                                 applicable to the    fund
       .


         If the restriction were to be eliminated, the fund would
be able
              to invest in the securities of any issuer without
regard to
             ownership in such issuer by management of the fund
or Putnam
                Management, except to the extent prohibited by
the fund's
               investment policies or the 1940 Act.     Putnam
Management
         believes that this enhanced flexibility could assist the fund in achieving its investment
objective.


                   Required vote. Approval of this proposal requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the
meeting if

 more
                                                          than
50% of the
             outstanding shares of the fund are present at the meeting in person or
by proxy.


           4.B. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                                      WITH RESPECT TO MARGIN
TRANSACTIONS


                The Trustees are recommending that the fund's
fundamental
            investment restriction with respect to margin
transactions be
          eliminated        .  "Margin transactions" involve the
purchase
            of securities with money borrowed from a broker, with
cash or
          eligible securities being used as collateral against
the loan.
                    The         restriction states that the fund
may not:


                   "Purchase securities on margin, except such short-term
               credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with futures contracts and related

options."


              The fund originally adopted this restriction to comply with certain state securities law requirements, which are no longer applicable to the
   fund.


           If    this     proposal is approved, the    fund would
have no
                    formal restriction with respect to engaging
in margin
          transactions.  However, the             fund's
potential use of
         margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of
           securities, including the use of margin in ordinary securities transactions, is currently limited by SEC guidelines which prohibit margin transactions because they create senior
         securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.


                   Required vote. Approval of this proposal requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or
by proxy.


           4.C. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                                              WITH RESPECT TO
SHORT SALES


                The Trustees are recommending that the fund's
fundamental
         investment restriction with respect to short sales be
eliminated
                     .  The     restriction states that the fund
may not:


                 "Make short sales of securities or maintain a short sale
                 position for the account of the fund unless at all times
                 when a short position is open it owns an equal amount of
             such securities or owns securities which, without payment of any further consideration, are convertible into or
                 exchangeable for securities of the same issue as, and at
                    least equal in amount to, the securities sold short."


              The fund originally adopted this restriction to
comply with
           certain state securities laws requirements
which are no
                               longer applicable to the
   fund    .


               If this proposal is approved, the    Fund would be
able to
             engage in short sales other than those "against the box" (in which the fund ownes or has the right to acquire at no added cost securities identical to those sold short).
However, Putnam
         Nanagement does not currently intend to engage in short sales on behalf of the Fund.



              In a typical short sale, the fund borrows
securities from a
        broker that it anticipates will decline in value in order
to sell
                  to a third party.  The fund becomes obligated
to return
           securities of the same issue and quantity at some
future date,
          and it realizes a loss to the extent the securities
increase in
         value and a profit to the extent the securities decline
in value
            (after including any associated costs).  Since the
value of a
           particular security can increase without limit, the
fund could
          potentially realize losses with respect to short sales
   which
        are not "against the box"     that are significantly
greater than
             the value of the securities at the time they are sold short.


                   Required vote. Approval of this proposal requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or
by proxy.


           4.D. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                                          WITH RESPECT TO
PLEDGING ASSETS


                The Trustees are recommending that the fund's
fundamental
         investment restriction which limits the fund's ability
to pledge
           its assets be eliminated    .  The     restriction
states that
                                                        the fund
may not:


                 "Pledge, hypothecate, mortgage or otherwise encumber its
                    assets in excess of 15% of its total assets
(taken at
              current value) and then only to secure borrowings permitted by restriction 1 above. (The deposit of underlying
                     securities and other assets in escrow and collateral
                arrangements with respect to margin for financial futures
                   contracts, options on such contracts and on securities
                            indices are not deemed to be pledges
or other
               encumbrances.)" [Restriction 1 permits the fund to borrow
                money in an amount equal to up to 10% of its total assets
                                           for certain limited
purposes.]




              The fund originally adopted this restriction to comply with certain state securities law requirements which are no
                                  longer applicable to the
   fund.


            If this proposal is approved, the fund would no
longer have a
            policy limiting its pledging activity.      Putnam
Management
         believes that this enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam
Management
         believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This
          conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for
          amounts at least equal to, and often larger than, the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets), it might be possible that a bank would require
           collateral in excess of 15% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.






           Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be
delayed.


                   Required vote. Approval of this proposal requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or
by proxy.







  4.E.
                ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                    WITH  RESPECT TO INVESTMENTS IN RESTRICTED
SECURITIES


                The Trustees are recommending that the fund's fundamental
            investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are known as
         "restricted securities," be eliminated. The current fundamental investment restriction states that the fund may not:


              "Purchase securities the disposition of which is restricted under federal securities laws, if, as a
result, such
              investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been
                    determined by the Trustees of the fund (or the person
                    designated by them to make such
determinations) to be
                                                     readily
marketable."


             Putnam Management believes the restriction is unnecessary in light of current regulatory requirements, which prohibit the fund from investing more than 15% of its net assets in any combination of (a) securities which are not readily
marketable, (b)
                 securities restricted as to resale (excluding securities
         determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven
days.


                 These requirements are currently reflected in the fund's
              nonfundamental policy with respect to illiquid investments.
          Eliminating the fundamental restriction would therefore provide the fund with maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid
            investments. If the restriction were no longer required, the
           Trustees could modify or eliminate the restriction to increase the fund's investment flexibility without the need for
                                                    shareholder
approval.


         To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In
                 addition, the fund could encounter difficulty satisfying
            redemption requests within seven days if it could not readily dispose of its illiquid
investments.


                   Required vote. Approval of this proposal requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or
by proxy.




                                                         4.F.
ELIMINATING
                            THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
              WITH RESPECT TO INVESTMENTS IN CERTAIN OIL, GAS AND
MINERAL



INTERESTS




                The Trustees are recommending that the fund's
fundamental
                                                  investment
restriction
                                                             with
respect
                                               to investments in
oil, gas
            and mineral leases, rights or royalty contracts be
eliminated
                     .  The     restriction states that the fund
may not:


               "Buy or sell oil, gas, or other mineral leases, rights, or royalty contracts, although it may purchase securities of
                    issuers which deal in, represent interests in, or are
               secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or
               contracts acquired through the exercise of its rights as a holder of debt obligations secured
thereby."


            The fund originally adopted    this     restriction
to comply
          with certain state securities law requirements which are
                                     no longer applicable to the
fund.


               If this proposal is approved, the    fund would be
able to
          invest directly in oil, gas and mineral interests
       .
                 Investments in oil, gas and other mineral
leases, rights
          or royalty contracts and in securities which derive
their value
         in part from such instruments, entail certain risks.
The prices
                  of these         investments are subject to
substantial
          fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the
                development of new techniques for producing, refining and
        transporting such materials and related products, the development of new technology, energy conservation practices, and the
           development of alternative energy sources and alternative uses for such materials and related
products.





Required
                            vote.  Approval of this proposal
requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or
by proxy.






           4.G. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION
                 WITH RESPECT TO INVESTING TO GAIN CONTROL OF A
COMPANY'S

MANAGEMENT


                The Trustees are recommending that the fund's fundamental
          investment restriction which states that the fund may not "make investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would make it clear that the fund can freely exercise its rights as a shareholder of the various companies in which it may invest, which activities could at times fall under the technical
           definition of control under the securities laws.
These rights
                  may include the right to actively oppose or support the
             management of such companies. Putnam Management believes it would be in the best interest of the fund to eliminate the restriction.


        Putnam Management believes that eliminating this restriction will allow the fund maximum flexibility to protect the value of its investments through influencing management of companies in which it invests. Putnam Management believes that the fund should be allowed to freely communicate its views as a shareholder on matters of policy to management, the board of directors, and other shareholders when a policy may affect the value of the fund's investment. Activities in which the fund may engage might include the fund, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to a company. Although Putnam Management believes that the fund currently may engage in such activities without necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to the fund in protecting its interests as a
shareholder.


           This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, the fund could be drawn into lawsuits related to these activities.
The fund
              will direct its efforts toward those instances where Putnam
                Management believes the potential for benefit to the fund
                                    outweighs potential
litigation risks.


                   Required vote. Approval of this proposal requires the
               affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or
by proxy.


             Further Information About Voting and the Shareholder
Meeting


          Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy --
        constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
        (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the
meeting.


              The tellers will count the total number of votes cast "for"
            approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither
          abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals,
           abstentions and broker non-votes have the effect of a negative vote on the
proposal.


            Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters
             properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.


         Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of
                shareholders of certain of the other Putnam funds. It is
           anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.


           Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam
Management,
               Putnam Fiduciary Trust Company and Putnam Mutual
Funds may
           solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders'
             identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.
Your fund
         has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions.
To ensure
        that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.


        Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.


                  Persons holding shares as nominees will upon
request be
                   reimbursed for their reasonable expenses in
soliciting
           instructions from their principals.  Your fund has
retained at
        its expense D.F. King & Co., Inc., 77 Water Street, New
York, New
              York  10005, to aid in the solicitation of
instructions for
                 registered and nominee accounts, for a fee not
to exceed
           $20,000     plus reasonable out-of-pocket expenses for
mailing
                                                        and phone
costs.


              Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by
               properly executing a later-dated proxy or by attending the meeting and voting in
person.


               Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in
        1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.


                 Adjournment. If sufficient votes in favor of any of the
        proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such
        proposals. They will vote against such adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned
        session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.


          Financial information. Your fund will furnish, without charge, to you upon request a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203,
Providence, RI
                                            02940-1203 or
1-800-225-1581.


                                      Further Information About
Your Fund


          Limitation of Trustee liability.  The Agreement and
Declaration
          of Trust of your fund provides that the fund will indemnify its
          Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is
                  determined in the manner specified in the Agreement and
           Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best
         interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
          Your fund, at its expense, provides liability insurance for the benefit of its Trustees and
officers.


       Audit and Nominating Committees. The voting members of the Audit
                 Committee of your fund include only Trustees who are not
            "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates.  The Audit
Committee
         currently consists of Messrs. Estin (Chairman), Perkins
(without
        vote), Putnam, III (without vote), Shapiro, Smith
(without vote),
               and Ms. Kennan. The Nominating Committee consists only of
         Trustees who are not "interested persons" of your fund or Putnam
          Management. The Nominating Committee currently consists of Dr.
         Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and
Messrs.
                 Estin, Hill, Jackson, Patterson, Shapiro, and
Thorndike.


        Officers and other information.  In addition to George
Putnam and
            Lawrence J. Lasser, the officers of your fund are as follows:


                                                       Year
                                                       first
                                                       elected
                                                       to
Name (age)                   Office                    office
-----------------------------------
------------------------------


      Charles E. Porter (58)       Executive Vice President
   1990

Patricia C. Flaherty (49)     Senior Vice President
   1993

John D. Hughes (61)          Senior Vice President &
                              Treasurer
   1990

Gordon H. Silver (49)        Vice President
   1990

Peter Carman (55)            Vice President
   1994

Daniel L. Miller*(39)        Vice President
   1992

Brett C. Browchuk (33)       Vice President
   1994

John J. Morgan, Jr. (56)     Vice President
   1995

William N. Shiebler**(54)     Vice President
   1991

John R. Verani (57)          Vice President
   1990

Paul M. O'Neil (43)          Vice President
   1992

Beverly Marcus (52)          Clerk
   1990

----------------------------------
-------------------------------



      *  The fund's portfolio manager
                                          ** President of Putnam
Mutual Fund                                      s


      All of the officers of your fund a                 re
employees of Putnam
Management or its affiliates.  Bec           ause of their
positions with
Putnam Management or its affiliate          s or their ownership
of stock
of Marsh & McLennan Companies, Inc           ., the parent
corporation of
Putnam Management and Putnam Mutua        l Funds, Messrs.
Putnam, George
Putnam, III, Lasser and Smith (nom             inees for Trustees
of your
fund), as well as the officers of            your fund, will
benefit from
the management fees, distribution         fees, underwriting
commissions,
custodian fees, and investor servi           cing fees paid or
allowed by
the fund.


      Assets and shares outstanding of y             our fund as
of    November
1,     1996



Net assets
   11,329,526,874

Class A shares outstanding
and authorized to vote
   137,720,596     shares

Class B shares outstanding
and authorized to vote
   127,668,030     shares

Class M shares outstanding
and authorized to vote
   6,597,728 shares

Class Y shares outstanding
3,643,887 shares
and authorized to vote


5% beneficial ownership of your fund as of    September 30,
1996

Persons beneficially owning more than 5%
of the fund's class A shares                      None


Persons beneficially owning more than 5% of the fund's class B shares

(1)     Merrill Lynch Pierce Fenner
    13,373,264 shares or 11.00%
     & Smith, Inc.
    Mutual Fund Operations

    3rd Floor
    4800 Deer Lake Drive East
    Jacksonville, FL  32246-6484


Persons beneficially owning more than 5% of the fund's class M shares

(1)    Merrill Lynch Pierce Fenner          408,065 shares or
6.80%
     & Smith, Inc.
    3rd Floor
    4800 Deer Lake Drive East
    Jacksonville, FL  32246-6484

Persons beneficially owning more than 5% of the fund's class Y shares

(1) Putnam Fiduciary Trust Company    3,231,057 shares or 92.80%
    One Post Office Square
    Boston, MA  02109

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAM INVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------


City
State         Zip
-----------------------------------------------------------------


Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------


    ---       ---------------------------------------------------
-----------

    ------       ------------------------------------------------
-----------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
-----------------------------------------------------------------


Please fold at perforation before detaching.

Proxy for a meeting of shareholders to be held on February 2, 1997 for Putnam New Opportunities Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New Opportunities Income Fund on
February 6, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals listed below. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------

Shareholder sign here                                   Date

-----------------------------------------------------------------

Co-owner sign here                                      Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
    Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
    III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  / FOR electing all the nominees
    (except as indicated to the contrary below)

/  /     WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

-----------------------------------------------------------------


PROPOSAL TO:

2.  Ratify the selection         FOR      AGAINST    ABSTAIN
    of Coopers & Lybrand
    L.L.P as the                 /  /      /  /       /  /
    independent auditors
    of your fund.

3.  Amend the fund's
    fundamental investment
    restriction with respect
    to:

  A.  Diversification.           /  /      /  /       /  /

  B.  Investments in the voting  /  /      /  /       /  /
    securities of a single
    issuer.

  C.  Making loans.              /  /      /  /       /  /

  D.  Investments in             /  /      /  /       /  /
    commodities.

  E.  Senior securities.         /  /      /  /       /  /

4.  Eliminate the fund's
    fundamental investment
    restriction with respect
    to:

  A.  Investments in securities  /  /      /  /       /  /
    of issuers in which
    management of the fund
    or Putnam Investment
    Management owns securities.

  B.  Margin transactions.       /  /      /  /       /  /

  C.  Short sales.               /  /      /  /       /  /

  D.  Pledging assets.           /  /      /  /       /  /

  E.  Investments in             /  /      /  /       /  /
    restricted securities.

  F.  Investments in certain     /  /      /  /       /  /
    oil, gas and mineral
    interests.

  G.  Investing to gain          /  /      /  /       /  /
    control of a company's
    management.

   lipsett/106290.111/proxys/newopp4.wpf